        July 25, 2023    [Name]  [Address]    Via Email:     RE: Key Employee Reten on Program    Dear [Name]    In recogni on of your con nuing key role at Emergent BioSolu ons Inc. (the "Company"), the  Board of Directors of the Company (the "Board"), has determined that you will receive a  reten on bonus and an enhancement to your exis ng senior management severance plan  (“SMSP”) upon the terms and condi ons set forth in this le er agreement (this “Agreement”).  Please refer to Appendix A for certain defined terms used herein.    1. Reten on Bonus. You will receive a reten on bonus of $_____________ (the "Reten on  Bonus"), payable in two (2) installments; the first installment being $___________,  represen ng fi y percent (50%) of the Reten on Bonus and payable as soon as administra vely  prac cable, but in no event later than 30 calendar days a er the execu on of this Agreement,  and the second installment being $___________, the remaining 50% of the Reten on Bonus  payable at the end of the Reten on Period (as defined below).    2. Reten on Period and Clawback. Subject to the terms and condi ons of this Agreement, your  right to retain the Reten on Bonus will be subject to your con nued employment through the  end of the Reten on Period. The "Reten on Period" begins on the date of this Agreement and  ends on the earlier of the date that is (i) one year a er the date of this Agreement and (ii) thirty  (30) days following any of (a) termina on of employment without Cause or resigna on for  Good Reason, (b) the consumma on of a Change of Control transac on, (c) the Company's  emergence from any chapter 11 case filed with the United States Bankruptcy Court pursuant to  chapter 11 of Title 11 of the United States Code, (d) the date in which the United States  Bankruptcy Court enters an order of conversion from a chapter 11 case described in clause  (ii)(c), or (e) dismissal of a chapter 11 case described in clause (ii)(c). If prior to the end of the  Reten on Period you voluntarily terminate your employment with the Company (other than as  a result of your death or Disability) or if your employment is terminated by the Company for  Cause, you hereby agree that you will re‐pay to the Company the por on of the Reten on  Bonus that you received, less applicable taxes, payable within 30 days following receipt of  wri en no ce from the Company.    3. Effect on Other Compensa on. By acceptance of this Agreement, you agree that the

EMERGENT

Retention Bonus is in lieu of any annual cash incentive bonus that otherwise may be payable to you with respect to the 2023 calendar year under the Company's 2023 cash incentive plan, payable in March 2024, and you hereby waive any right to receive such bonus under any such plan.

4. Enhanced Severance Benefit. During the Retention Period, in the event your employment ends due to a termination of employment without Cause or resignation for Good Reason, your Applicable Percentage of Compensation and Severance Payment and Benefits Continuation Period as defined in the SMSP will be the same percentage amount and months duration, respectively, as applied in a Termination without Cause – Change in Control event. All other benefits under the SMSP are unchanged.

5. Application of 409A. The payments and benefits under this Agreement are intended to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder (collectively "Section 409A") and, accordingly, to the maximum extent permitted this Agreement will be interpreted to be exempt from Section 409A. Notwithstanding the foregoing, the Company makes no representation with respect to compliance with Section 409A and is not liable to you for any taxes or penalties under Section 409A.

6. Assignment. You may not assign your rights under this Agreement other than assignment of rights upon your death. The Company may assign its obligations hereunder to any successor in interest, including any acquirer of all or substantially all the assets of the Company.

7. Entire Agreement; Other Agreements. This Agreement sets forth the entire understanding of the Company and you regarding the subject matter hereof, and supersedes all prior agreements, understandings and inducements, whether express or implied, oral or written. This Agreement does not modify, amend or supersede any of the rights or obligations of either party under any terms of any employment contract, offer letter of employment or compensation plan, policy or arrangement of the Company, including, without limitation, the SMSP except as otherwise modified herein, any non-competition, non-solicitation or other restrictive covenant under any employment, SMSP, or other agreement between you and the Company which are hereby reaffirmed by you in consideration of your eligibility for the Retention Bonus. No modification or amendment of this Agreement will be effective without a prior written agreement signed by you and the Company.

8. Confidentiality. You hereby agree, to the maximum extent permitted by law, to keep confidential the existence and the terms of this Agreement provided, however, that (i) you may disclose the terms of this Agreement to your immediate family members or members of your household, and financial or legal representatives or advisers who reasonably need to have access to such information to provide services to you, provided that you have made such family members, representatives, and advisors aware of the confidential nature of such information prior to disclosure, and (ii) you may disclose the terms of this Agreement if required to do so by

EMERGENT

any applicable legal requirement so long as reasonable prior notice of such required disclosure is given to the Company.

9. Notices. All notices, approvals and other communications required or permitted to be given under this Agreement must be in writing and will be validly served or given if delivered in person, electronically (with read receipt acknowledgment), mailed by first class mail (registered or certified, return receipt requested), or overnight air courier with proof of delivery (i) if to the Company, at its principal corporate offices addressed to the attention of the Chief Human Resources Officer, and (ii) if to you, at your home address as such address may appear on the records of the Company, or to such other address as such party may hereafter specify in written notice to the other party.

10. Governing Law; Waiver of Jury Trial. To the maximum extent permitted by law, this Agreement is governed by and to be construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof. The parties to this Agreement each hereby irrevocably submits to the non-exclusive jurisdiction of Maryland or federal court of Maryland in any action or proceeding arising out of or relating to this Agreement, and all parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in Maryland or federal court of Maryland and hereby irrevocably waive to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. **EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.**

11. Tax. Amounts payable under this Agreement are subject to withholding for any federal, state and local income and employment taxes as required to be withheld pursuant to any applicable law or regulation.

12. Waiver. Failure by either party to exercise, or any delay in exercising any right or remedy provided under this Agreement or by law does not constitute a waiver of that or any other right or remedy nor will it prevent or restrict any further exercise of that or any other right or remedy.

13. Severability. In case any provision in this Agreement is or is found to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions are not in any way affected or impaired thereby.

14. Counterparts. This Agreement may be executed in two or more counterparts and by the different parties as separate counterparts, each of which when executed is deemed to be an original but all of which taken together constitutes one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement electronically (including portable document format (pdf.)) or by facsimile is as effective as delivery of a manually executed counterpart of this Agreement.

      To accept this. Agreement please sign where indicated below and return no later than July 26,  2023 to Jennifer Fox at [***] or Michelle Pepin at [***].    This Agreement cannot be accepted by you a er July 26, 2023.    Sincerely,  Emergent BioSolu ons, Inc.      _______________________________________________  Haywood Miller, Interim Chief Execu ve Officer        ACCEPTED AND AGREED AS OF THE DATE FIRST SET FORTH ABOVE:      ____________________________________________  Signed by: [NAME]

EMERGENT

APPENDIX A

Definitions. For purposes of this Agreement, the following terms have the meanings as set forth below:

"Cause" means each of the following that results in demonstrable harm to the Company's financial condition or business reputation: (1) Participant's conviction of or plea of guilty or no contest to any felony or crime of moral turpitude; (2) Participant's dishonesty or disloyalty in performance of duties; (3) conduct by the Participant that jeopardizes the Company's right or ability to operate its business; (4) violation by the Participant of any of the Company's policies or procedures, (including without limitation employee workplace policies, anti-bribery policies, insider trading policy, communications policy, etc) if uncured within two weeks of written notice by the Company; or (5) Participant's willful malfeasance, misconduct, or gross neglect of duty.

"Change of Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below, including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection, provided that such event or occurrence constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as defined in Treasury Regulation §§ 1.409A-3(i)(5):

(a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions do not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company or an Excluded Person, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisi on by any corpora on pursuant to a  transac on which complies with clauses (i) and (ii) of subsec on (c) of this  Sec on; or    (b) at such  me as the Incumbent Directors do not cons tute a majority of the  Board (or, if applicable, the Board of Directors of a successor corpora on to the  Company); or    (c) the consumma on of a merger, consolida on, reorganiza on, recapitaliza on  or statutory share exchange involving the Company or a sale or other disposi on  of all or substan ally all of the assets of the Company in one or a series of  transac ons (a “Business Combina on”), unless, immediately following such  Business Combina on, each of the following two condi ons is sa sfied: (i) all or  substan ally all of the individuals and en es who were the beneficial owners of  the Outstanding Company Common Stock and Outstanding Company Vo ng  Securi es immediately prior to such Business Combina on beneficially own,  directly or indirectly, more than 50% of the then‐outstanding shares of common  stock and the combined vo ng power of the then‐outstanding securi es en tled  to vote generally in the elec on of directors, respec vely, of the resul ng or  acquiring corpora on in such Business Combina on (which includes,  without limita on, a corpora on which as a result of such transac on owns the  Company or substan ally all of the Company’s assets either directly or through  one or more subsidiaries) (such resul ng or acquiring corpora on is referred to  herein as the “Acquiring Corpora on”) in substan ally the same propor ons as  their ownership, immediately prior to such Business Combina on, of the  Outstanding Company Common Stock and Outstanding Company Vo ng  Securi es, respec vely; and (ii) no Person (excluding any employee benefit plan  (or related trust) maintained or sponsored by the Company or by the Acquiring  Corpora on) beneficially owns, directly or indirectly, 20% or more of the then  outstanding shares of common stock of the Acquiring Corpora on, or of the  combined vo ng power of the then‐outstanding securi es of such corpora on  en tled to vote generally in the elec on of directors (except to the extent that  such ownership existed prior to the Business Combina on); or    (d) approval by the stockholders of the Company of a complete liquida on or  dissolu on of the Company.    “Disability'' means that you are unable, as reasonably determined by the Board, to perform  your du es for a period of 90 consecu ve days as a result of physical or mental impairment or  illness or injury.    “Good Reason” means, except as otherwise specified by the Chief Execu ve Officer  of the Company at the  me a Par cipant is designated as a Par cipant of the SMSP (provided  that such excep on does not adversely affect such Par cipant), with respect to such a

    Par cipant, (i) a decrease in (or failure to increase in accordance with the terms of any  employment contract) the Par cipant’s base salary or bonus opportunity, (ii) a diminu on in  the aggregate employee benefits and perquisites provided to the Par cipant, (iii) a diminu on  in the Par cipant’s  tle, repor ng rela onship, du es or responsibili es, (iv) reloca on  of the Par cipant’s primary office more than 35 miles from its current loca on, or (v) the  failure by any successor to the Company or any Acquiring Corpora on (as defined in  Sec on 1(E)(c)) to explicitly assume this Plan and the Company’s obliga ons hereunder  and maintain the Plan in effect for a period of at least eighteen (18) months.